                                                                    Exhibit 10.4


                                                                  EXECUTION COPY


                                 TRANCHE A NOTE



$5,000,000                                                          MAY 31, 2000


      FOR VALUE RECEIVED, the undersigned, CRL SYSTEMS, INC., a Nevada corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ORBAN, INC., a Delaware corporation (the "Lender"), at the Lender's Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million Dollars ($5,000,000). The principal amount of this Note shall be payable in the amounts and on the dates specified in the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement (or any error therein) shall not affect the obligations of the Borrower in respect of this Note or the Credit Agreement.

      This Note (a) is the Tranche A Note referred to in the Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

      Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration and intent to accelerate, and all other notices of any kind.

      Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.



                              CRL SYSTEMS, INC.



                              ________________________________________________
                              C. Jayson Brentlinger, President and Chairman of the Board

                           Schedule to Tranche A Note


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Date of Principal        Amount of      Unpaid Principal
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